KINETICS MUTUAL FUNDS, INC.

The Market Opportunities Fund
Institutional Class Shares

Supplement dated January 10, 2019
to the Prospectus dated April 30, 2018

Effective January 1, 2019, the Market Opportunities Fund has voluntarily agreed to waive fees or pay expenses to reduce the Total Annual Fund Operating Expenses for its Institutional Class shares for at least three years in the following amounts. Accordingly, the Fee Table has been replaced with the information below:

Fee Table(1)
SHAREHOLDER FEES (fees paid directly from your investment)	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)		Institutional Class
Management Fees(1)		1.25%
Distribution (Rule 12b-1) Fees		None
Other Expenses		0.62%
Shareholder Servicing Fees	0.20%
Other Operating Expenses	0.42%
Total Annual Fund Operating Expenses		1.87%
Fee Waiver and/or Expense Reimbursements(2)		-0.67%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements		1.20%
(1)
This table and the example below reflect the aggregate expenses of the Market Opportunities Fund and the Market Opportunities Portfolio.  The management fees paid by the Market Opportunities Fund reflect the proportionate share of fees allocated to the Market Opportunities Fund from the Market Opportunities Portfolio.

(2)
Kinetics Asset Management LLC, the investment adviser to the Market Opportunities Portfolio of the Kinetics Portfolio Trust (the “Investment Adviser”), has contractually agreed to reimburse the Market Opportunities Fund the portion of the shareholder servicing fee in excess of 0.05% of average daily net assets until at least May 1, 2019.  In addition, the Investment Adviser to the Market Opportunities Portfolio has agreed to waive management fees and reimburse Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 1.20% of the Fund’s average daily net assets, excluding acquired fund fees and expenses (“AFFE”), taxes, brokerage commissions, extraordinary items and interest.  The Fund may have to repay the Investment Adviser some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. Such repayments are subject to approval by the Board of Trustees, and amounts recaptured under the agreement, if any, are limited to the lesser of (i) the expense limitation in effect at the time of the waiver or reimbursement and (ii) the expense limitation in effect at the time of the recapture.  These waivers and reimbursements are in effect until May 1, 2022, and may not be terminated without the approval of the Board.

Example.  This Example is intended to help you compare the cost of investing in the Market Opportunities Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Market Opportunities Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Market Opportunities Fund’s operating expenses remain the same (taking into account the expense limitations only in the first three years).  Although your actual costs may be higher or lower, based on these assumptions your cost for the Market Opportunities Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$122	$381	$658	$1,430

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE